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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                     UBS AG
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             (Exact Name of Registrant as Specified in Its Charter)

                           Switzerland                   98-0186363
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        (State of Incorporation or Organization)     (I.R.S. Employer
                                                     Identification no.)
             Bahnhofstrasse 45, Zurich and
                Aeschenvorstadt 1, Basel
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        (Address or Principal Executive Offices)         (Zip Code)

          If this form relates to the            If this form relates to the
          registration of a class of securities  registration of a class of
          pursuant to Section 12(b) of the       securities pursuant to
          Exchange Act and is effective          Section 12(g) of the
          pursuant to General Instruction        Exchange Act and is effective
          A.(c), please check the following      pursuant to General Instruction
          box: [X]                               A.(d), please check the
                                                 following box: [ ]

Securities Act registration statement file number to which this form relates:

                                                              333-46930
                                                       -------------------------
                                                            (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                 Title of Each Class              Name of Each Exchange on Which
                 To be so Registered              Each Class is to be Registered
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          Enhanced Appreciation Securities, due       American Stock Exchange
          December [ ], 2003 (linked to the
          performance of a basket of common
          stocks)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)


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INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  UBS AG (the "Company") hereby incorporates by reference the description of its securities to be registered hereunder contained in the Prospectus under "Description of Notes We May Offer" and in the Preliminary Prospectus Supplement filed with the Commission on November 1, 2002 under Rule 424(b) and in the Prospectus dated May 17, 2001, pursuant to an effective Registration Statement on Form F-3 (File No. 333-46930) filed with the Commission on May 15, 2001, under the Securities Act of 1933, as amended (the "F-3 Registration Statement"), as Post-Effective Amendment No. 3 to the Company's Registration Statement on Form F-1 filed with the Commission on September 29, 2000, as amended by Post-Effective Amendment No. 1 on Form F-1 filed with the Commission on March 23, 2001 and by Post-Effective Amendment No. 2 on Form F-1 filed with the Commission on March 29, 2001.

ITEM 2.           EXHIBITS.

                  1. Form of Indenture, between the Company and U.S. Bank Trust National Association, as Trustee (included as
                           Exhibit 4.1 to the F-3 Registration Statement)

                  2. Form of Enhanced Appreciation Security due December [ ], 2003 (linked to the performance of a basket of common stocks)


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                  3.       SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       UBS AG
                                       (Registrant)


Date:   November 21, 2002              By: /s/ Robert C. Dinerstein
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                                           Robert C. Dinerstein
                                           Managing Director

                                       By: /s/ Robert B. Mills
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                                           Robert B. Mills
                                           Managing Director